UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2022

JACK IN THE BOX INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9390	95-2698708
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9357 Spectrum Center Blvd, San Diego, CA 92123
(Address of principal executive offices) (Zip Code)

(858) 571-2121
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JACK	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The annual meeting of the stockholders of Jack in the Box Inc. (the “Company”) was held on March 4, 2022. Matters submitted to the stockholders and voted upon at the meeting, which are more fully described in the Company's proxy statement, were as follows: (1) Election of the eight members of the board of directors; (2) Ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for the fiscal year ending October 2, 2022; (3) Consideration and approval of an advisory (non-binding) resolution regarding executive compensation; (4) An amendment to the Jack in the Box 2004 Stock Incentive Plan to extend the date by which awards may be granted through December 31, 2022; (5) A stockholder proposal requesting that all stockholder meetings be held, either in whole or in part, through virtual means and that virtual attendance be allowed; and (6) A stockholder proposal requesting that the Company issue a report regarding developing a sustainable packaging policy

All directors were elected; and Proposals (2), (3), (4), (5), and (6) were all approved.  The final voting results are set forth below.

(1) The following directors were elected by the affirmative vote of a majority of votes cast for that director (abstentions and broker non-votes are not counter either as a vote cast “for” or “against”):

Nominees	No. of Shares For	% of Shares Cast For	No. of Shares Voted Against	% of Shares Cast Against	No. of Shares Abstaining	No. of Broker Non-Votes
David L. Goebel	15,268,895	86.30	2,424,713	13.70	14,710	1,505,149
Darin S. Harris	15,549,088	87.88	2,144,366	12.12	14,864	1,505,149
Sharon P. John	15,750,905	89.02	1,943,087	10.98	14,326	1,505,149
Madeleine A. Kleiner	15,630,708	88.33	2,065,831	11.67	11,779	1,505,149
Michael W. Murphy	15,291,499	86.42	2,402,512	13.58	14,307	1,505,149
James M. Myers	15,460,513	87.38	2,233,095	12.62	14,710	1,505,149
David M. Tehle	15,206,491	85.94	2,487,351	14.06	14,476	1,505,149
Vivien M. Yeung	15,691,234	88.68	2,003,506	11.32	13,578	1,505,149

(2)  The votes cast for, against or abstaining from, with respect to, the ratification of the appointment of KPMG LLP as independent registered public accountants for the fiscal year ending October 2, 2022, were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	%. of Shares Abstaining
18,402,444	95.78	789,213	4.11	21,810	0.11

(3)  The votes cast for, against or abstaining from, and the broker non-votes with respect to the advisory vote to approve executive compensation were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares A bstaining	%. of Shares Abstaining	No. of Broker Non-Votes
16,577,708	93.62	1,106,600	6.25	24,010	0.13	1,505,149

(4) The votes cast for, against or abstaining from, and the broker non-votes with respect to amending the Jack in the Box Inc. 2004 Stock Incentive Plan to extend the date by which awards may be granted through December 31, 2022, were as follows.:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	%. of Shares Abstaining	No. of Broker Non-Votes
17,063,155	96.36	625,453	3.53	19,710	0.11	1,505,149

(5) The votes cast for, against or abstaining from, and the broker non-votes with respect to a stockholder proposal requesting that all stockholder meetings be held, either in whole or in part, through virtual means and that virtual attendance be allowed, were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	%. of Shares Abstaining	No. of Broker Non-Votes
12,113,738	68.67	5,443,412	30.86	84,492	0.47	1,505,149

(6) The votes cast for, against or abstaining from, and the broker non-votes with respect to a stockholder proposal requesting that we issue a report regarding developing a sustainable packaging policy, were as follows:

No. of Shares Voted For	% of Shares Voted For	No. of Shares Voted Against	% of Shares Voted Against	No. of Shares Abstaining	%. of Shares Abstaining	No. of Broker Non-Votes
16,685,019	94.22	802,115	4.53	221,184	1.25	1,505,149

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JACK IN THE BOX INC.

Date: March 7, 2022	/s/ Tim Mullany
Tim Mullany
Executive Vice President, Chief Financial Officer